Significant transactions	6 Months Ended
Apr. 30, 2023
Text block [abstract]
Significant transactions
Note 4.    Significant transactions
Sale of certain banking assets in the Caribbean
The proposed sale by FirstCaribbean International Bank Limited (CIBC FirstCaribbean) of banking assets in St. Vincent was completed on March 24, 2023 upon the satisfaction of the closing conditions. On April 6, 2023, CIBC FirstCaribbean announced that the proposed transaction in St. Kitts will not proceed. The proposed transaction in Dominica did not proceed and CIBC FirstCaribbean ceased its operations in Dominica on January 31, 2023. The impacts of these transactions and closures were not material. The parties continue to pursue all regulatory approvals required to complete the transaction in Grenada, the impact of which is not expected to be material.